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                                                                    Exhibit 23.1








                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 24, 2002, relating to the restated financial statements of Stratus Services Group, Inc., which appears in the Form 8-K for the year ended September 30, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ Amper, Politziner, & Mattia, P.C
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September 25, 2002
Edison, New Jersey